Exhibit 99.1

For Information Contact:

Investor Relations

Varian, Inc.

650.424.5471

ir@varianinc.com

VARIAN, INC. REPORTS FOURTH QUARTER 2007 RESULTS

•	Sales Up 12%

•	Non-GAAP Operating Earnings Up 12%, GAAP Operating Earnings Up 11%

•	Non-GAAP Diluted EPS Up 19%, GAAP Diluted EPS Up 19%

PALO ALTO, Calif. — Varian, Inc. (NasdaqGS: VARI) today reported fourth quarter 2007 revenues of $245.6 million, representing an increase of 11.9% over revenues of $219.6 million in the fourth quarter of fiscal year 2006. The increase was broad-based with double-digit growth in sales of products for both life science and industrial (which includes environmental, food and energy) applications.

Non-GAAP (adjusted) net earnings for the fourth quarter of fiscal year 2007 increased 16.8% to $21.2 million, or $0.69 diluted earnings per share, compared to $18.2 million, or $0.58 diluted earnings per share, in the fourth quarter of fiscal year 2006. On a GAAP basis, net earnings in the fourth quarter of fiscal year 2007 were $17.4 million, or $0.56 diluted earnings per share, compared to $14.7 million, or $0.47 diluted earnings per share, in the fourth quarter of fiscal year 2006.

Adjusted operating earnings increased 12.4% to $30.8 million in the fourth quarter of fiscal year 2007, compared to $27.4 million in the fourth quarter of fiscal year 2006. Adjusted operating profit margin was 12.6% in the fourth quarter of fiscal year 2007, compared to 12.5% in the prior-year quarter. The improvement in adjusted operating earnings was primarily the result of sales volume leverage favorably impacting SG&A expense in both the Scientific Instruments and Vacuum Technologies segments. On a GAAP basis, operating earnings were $24.9 million and operating profit margin was 10.1% in the fourth quarter of fiscal year 2007, compared to $22.3 million and 10.2%, respectively, in the same quarter a year ago.

Free cash flow, which is defined as operating cash flow less net fixed asset purchases, was $33.8 million for the fourth quarter of fiscal year 2007. For the full fiscal year 2007, free cash flow was $85.4 million, which represents 134% of GAAP net earnings.

“We are pleased to report another excellent quarter and year,” said Garry W. Rogerson, President and CEO. “Our strong financial performance is evidence that the actions we are taking under our long-term strategic initiatives continue to yield results.”

Fiscal year 2007 sales totaled $920.6 million, an increase of 10.3% compared to the $834.7 million reported in fiscal year 2006. Adjusted net earnings in fiscal year 2007 increased 21.0% to $78.6 million, compared to $65.0 million in the prior fiscal year. Adjusted diluted earnings per share were $2.54 in fiscal year 2007, representing an increase of 22.7% compared to the $2.07 adjusted diluted earnings per share reported for fiscal year 2006. On a GAAP basis, net earnings were $63.6 million, or $2.05 diluted earnings per share, in fiscal year 2007, compared to $50.1 million, or $1.59 diluted earnings per share, in fiscal year 2006.

For a complete reconciliation of non-GAAP (adjusted) financial information used in this press release to the most directly comparable GAAP financial information, please refer to the attached Reconciliations of GAAP to Adjusted Results, Actual and Projected.

Results by Segment

Scientific Instruments revenues for the fourth quarter of fiscal year 2007 were $207.3 million, representing an increase of 13.3% over revenues of $183.0 million in the fourth quarter of the prior fiscal year. Adjusted operating profit margin was 12.7% in the fourth quarter of fiscal year 2007, compared to 12.3% in the prior-year quarter. On a GAAP basis, operating profit margin was 10.3% in the fourth quarters of both fiscal years 2007 and 2006.

For the full fiscal year 2007, Scientific Instruments revenues increased 11.0% to $761.5 million, compared to $686.0 million in fiscal year 2006. Adjusted operating profit margin was 12.7% in fiscal year 2007, compared to 11.3% in fiscal year 2006. On a GAAP basis, operating profit margin was 10.4% in fiscal year 2007, compared to 8.8% in the prior fiscal year.

Vacuum Technologies revenues increased 4.8% to $38.3 million in the fourth quarter of fiscal year 2007, compared to $36.6 million in the fourth quarter of fiscal year 2006. Adjusted operating profit margin was 21.4% in the fourth quarter of fiscal year 2007, compared to 20.7% in the prior-year quarter. On a GAAP basis, operating profit margin was 21.1% in the fourth quarter of fiscal year 2007, compared to 19.9% in the prior-year quarter.

For the full fiscal year 2007, Vacuum Technologies revenues totaled $159.1 million, an increase of 7.0% compared to the $148.7 million reported in fiscal year 2006. Adjusted operating profit margin was 20.8% in fiscal year 2007, compared to 20.3% in the prior fiscal year. On a GAAP basis, operating profit margin was 20.1% in fiscal year 2007, compared to 19.6% in fiscal year 2006.

For the combined segments, adjusted operating profit margin before unallocated corporate costs was 14.0% in the fourth quarter of fiscal year 2007, compared to 13.7% in the prior-year quarter. On a GAAP basis, operating profit margin before unallocated corporate costs was 12.0% in the fourth quarter of fiscal year 2007, compared to 11.9% in the prior-year quarter.

For the full fiscal year 2007, adjusted operating profit margin before unallocated corporate costs was 14.1% for the combined segments, compared to 12.9% in the prior fiscal year. On a GAAP basis, operating profit margin before unallocated corporate costs was 12.1% in fiscal year 2007, compared to 10.7% in fiscal year 2006.

Outlook

Varian, Inc. provided earnings per share guidance for fiscal year 2008. Adjusted diluted earnings per share for fiscal year 2008 are expected to be $2.84 to $2.98.

“Looking forward, we expect to continue to grow revenues and expand adjusted operating margins in fiscal year 2008,” said Rogerson. “Our strategy is working, our global infrastructure positions us well in the growth economies and we are in a strong position in applications relating to the environment, food and energy.”

On a GAAP basis, diluted earnings per share are expected to be $2.29 to $2.47 for fiscal year 2008. The company’s GAAP diluted earnings per share for fiscal year 2008 are expected to include the following items:

— Share-based compensation expense of approximately $0.21,

— Restructuring and other related costs of approximately $0.11 to $0.20

— Acquisition-related intangible amortization of approximately $0.16, and

— Amortization of approximately $0.01 related to inventory written up in connection with the acquisition of IonSpec Corporation in fiscal year 2006.

Varian, Inc. will be holding a conference call later today, October 30, 2007, at 2:00 p.m. Pacific time. The call may be heard via the Internet by going to www.varianinc.com, clicking on the Investors link at the top of the right side of the page, and then clicking on the Live Webcast link.

Non-GAAP (Adjusted) Financial Measures

This press release includes non-GAAP (adjusted) financial measures for cost of sales, selling, general and administrative expenses, research and development expenses, purchased in-process research and development, operating earnings, operating profit margins, income tax expense, net earnings, diluted earnings per share and free cash flow. With the exception of free cash flow, these non-GAAP financial measures exclude share-based compensation expense, acquisition-related intangible and inventory write-up amortization, in-process research and development charges and restructuring and other related costs. Free cash flow is defined as operating cash flow less net fixed asset purchases. Reconciliations of each of these non-GAAP financial measures to the most directly comparable GAAP financial measures are detailed in the Reconciliations of GAAP to Adjusted Results attached to this press release. We believe that presentation of these non-GAAP financial measures provides useful information to investors regarding our results of operations and our cash flows.

We believe that excluding acquisition-related intangible and inventory write-up amortization and in-process research and development charges provides supplemental information and an alternative presentation useful to investors’ understanding of the company’s core operating results and trends. In addition, investors have indicated to us that they analyze the benefits of acquisitions based on the cash return on the investment made, and thus consider financial measures excluding acquisition-related intangible and inventory write-up amortization and in-process research and development charges as important, useful information.

We similarly believe that excluding share-based compensation expense and restructuring and other related costs (principally related to facility closures and employee terminations to improve operational efficiency) provides supplemental information and an alternative presentation useful to investors’ understanding of the company’s core operating results and trends, especially when comparing those results on a consistent basis to results for previous periods and anticipated results for future periods. Investors have indicated that they consider financial measures of our results of operations excluding share-based compensation expense and restructuring and other related costs as important supplemental information useful to their understanding of our historical results and estimating of our future results.

We also believe that, in excluding share-based compensation expense, acquisition-related intangible and inventory write-up amortization, in-process research and development charges and restructuring and other related costs, our non-GAAP financial measures provide investors with transparency into what is used by management to measure and forecast our results of operations, to compare on a consistent basis our results of operations for the current period to that of prior periods, to compare our results of operations on a more consistent basis against that of other companies, in making financial and operating decisions and to establish certain management compensation.

We believe that the presentation of free cash flow provides investors with useful information on what is used by management to measure cash management performance, in making financial and operating decisions and to establish certain management compensation.

Although we believe, for the foregoing reasons, that our presentation of non-GAAP financial measures provides useful supplemental information to investors regarding our results of operations and our cash flows, our non-GAAP financial measures should only be considered in addition to, and not as a substitute for or superior to, our financial measures prepared in accordance with GAAP.

Caution Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based on management’s current expectations, are not guarantees of future performance, and involve certain risks and uncertainties that could cause the company’s actual results to differ materially from management’s current expectations and the forward-looking statements made in this press release. Those risks and uncertainties include, but are not limited to, the following: whether we will succeed in new product development, commercialization, performance and acceptance; whether we can achieve continued growth in sales for industrial applications and/or stronger growth in sales for life science applications; whether we can achieve continued sales growth in Europe and Asia Pacific and/or stronger growth in sales in the U.S.; risks arising from the timing of shipments, installations and the recognition of revenue on certain magnet-based products, including nuclear magnetic resonance (NMR), magnetic resonance (MR) imaging and fourier-transform mass spectrometer (FTMS) systems and superconducting magnets; the impact of shifting product mix on profit margins; competitive products and pricing; economic conditions in the company’s product and geographic markets; whether we will see continued and timely delivery of key raw materials and components by suppliers; foreign currency fluctuations that could adversely impact revenue growth and earnings; whether we will see continued investment in capital equipment; whether we will see reduced demand from customers that operate in cyclical industries; the impact of any delay or reduction in government funding for research; our ability to successfully evaluate, negotiate and integrate acquisitions; the actual costs, timing and benefits of restructuring activities (such as our Northern California facility consolidation) and other efficiency improvement activities (such as our global procurement initiative); the timing and amount of discrete tax events; the timing and amount of share-based compensation; and other risks detailed from time to time in the company’s filings with the Securities and Exchange Commission. We disclaim any intent or obligation to update publicly any forward-looking statements, whether in response to new information, future events or otherwise.

About Varian, Inc.

Varian, Inc. is a leading worldwide supplier of scientific instruments and vacuum technologies for life science and industrial applications. The company provides complete solutions, including instruments, vacuum components, laboratory consumable supplies, software, training and support through its global distribution and support systems. Varian, Inc. employs approximately 3,900 people and operates manufacturing facilities in 13 locations in North America, Europe and Asia Pacific. Varian, Inc. had fiscal year 2007 sales of $921 million, and its common stock is traded on the NASDAQ Global Select Market under the symbol, “VARI.” Further information is available on the company’s Web site: www.varianinc.com.

VARIAN, INC. AND SUBSIDIARY COMPANIES

UNAUDITED CONDENSED CONSOLIDATED STATEMENT OF EARNINGS

(In thousands, except per share amounts)

Fourth Quarter FY 2007 and Fourth Quarter FY 2006

	Fiscal Quarter Ended
	Sept. 28, 2007		Sept. 29, 2006
Sales	$245,635		$219,597
Cost of sales	137,271	(1)	118,671	(7)

Gross profit	108,364		100,926

Operating expenses
Selling, general and administrative	66,932	(2)	63,004	(8)
Research and development	16,577	(3)	15,612	(9)

Total operating expenses	83,509		78,616

Operating earnings	24,855	(4)	22,310	(10)

Interest income (expense)
Interest income	1,893		1,220
Interest expense	(434)		(597)

Total interest income, net	1,459		623

Earnings before income taxes	26,314		22,933
Income tax expense	8,886	(5)	8,256	(11)

Net earnings	$17,428	(6)	$14,677	(12)

Net earnings per diluted share	$0.56	(6)	$0.47	(12)

Diluted shares outstanding	30,869		31,284

NON-GAAP (ADJUSTED) FINANCIAL MEASURES (see also attached reconciliations of GAAP to Adjusted results for each of these measures):

(1)	$134,490 on an adjusted basis excluding $1,368 in acquisition-related intangible amortization, $835 in acquisition-related inventory write-up amortization, $472 in restructuring and other related costs and $106 in share-based compensation expense.
(2)	$64,333 on an adjusted basis excluding $548 in acquisition-related intangible amortization, $307 in restructuring and other related costs and $1,744 in share-based compensation expense.
(3)	$15,972 on an adjusted basis excluding $480 in restructuring and other related costs and $125 in share-based compensation expense.
(4)	$30,840 on an adjusted basis excluding the adjustments described in items (1) – (3) above.
(5)	$11,088 on an adjusted basis excluding the tax impact of the adjustments described in items (1) – (3) above.
(6)	$21,211 and $0.69 per share, respectively, on an adjusted basis excluding the adjustments (net of related tax effects) described in items (1) – (3) above.
(7)	$116,702 on an adjusted basis excluding $1,420 in acquisition-related intangible amortization, $400 in acquisition-related inventory write-up amortization and $149 in share-based compensation expense.
(8)	$59,975 on an adjusted basis excluding $869 in acquisition-related intangible amortization, ($33) in restructuring and other related costs, and $2,193 in share-based compensation expense.
(9)	$15,474 on an adjusted basis excluding $138 in share-based compensation expense.
(10)	$27,446 on an adjusted basis excluding the adjustments described in items (7) – (9) above.
(11)	$9,908 on an adjusted basis excluding the tax impact of the adjustments described in items (7) – (9) above.
(12)	$18,161 and $0.58 per share, respectively, on an adjusted basis excluding the adjustments (net of related tax effects) described in items (7) – (9) above.

VARIAN, INC. AND SUBSIDIARY COMPANIES

UNAUDITED CONDENSED CONSOLIDATED STATEMENT OF EARNINGS

(In thousands, except per share amounts)

Full Year FY 2007 and Full Year FY 2006

	Fiscal Year Ended
	Sept. 28, 2007		Sept. 29, 2006
Sales	$920,598		$834,705
Cost of sales	505,121	(1)	460,356	(7)

Gross profit	415,477		374,349

Operating expenses
Selling, general and administrative	257,754	(2)	241,049	(8)
Research and development	65,169	(3)	59,730	(9)
Purchased in-process research and development	—		756	(10)

Total operating expenses	322,923		301,535

Operating earnings	92,554	(4)	72,814	(11)

Interest income (expense)
Interest income	6,152		4,022
Interest expense	(1,878)		(2,172)

Total interest income, net	4,274		1,850

Earnings before income taxes	96,828		74,664
Income tax expense	33,212	(5)	24,595	(12)

Net earnings	$63,616	(6)	$50,069	(13)

Net earnings per diluted share	$2.05	(6)	$1.59	(13)

Diluted shares outstanding	31,004		31,424

NON-GAAP (ADJUSTED) FINANCIAL MEASURES (see also attached reconciliations of GAAP to Adjusted results for each of these measures):

(1)	$496,940 on an adjusted basis excluding $5,299 in acquisition-related intangible amortization, $1,290 in acquisition-related inventory write-up amortization, $1,172 in restructuring and other related costs and $420 in share-based compensation expense.
(2)	$243,826 on an adjusted basis excluding $2,630 in acquisition-related intangible amortization, $2,405 in restructuring and other related costs and $8,893 in share-based compensation expense.
(3)	$63,897 on an adjusted basis excluding $767 in restructuring and other related costs and $505 in share-based compensation expense.
(4)	$115,935 on an adjusted basis excluding the adjustments described in items (1) – (3) above.
(5)	$41,592 on an adjusted basis excluding the tax impact of the adjustments described in items (1) – (3) above.
(6)	$78,617 and $2.54 per share, respectively, on an adjusted basis excluding the adjustments (net of related tax effects) described in items (1) – (3) above.
(7)	$450,549 on an adjusted basis excluding $5,061 in acquisition-related intangible amortization, $4,298 in acquisition-related inventory write-up amortization and $448 in share-based compensation expense.
(8)	$229,821 on an adjusted basis excluding $3,285 in acquisition-related intangible amortization, $220 in restructuring and other related costs and $7,723 in share-based compensation expense.
(9)	$59,189 on an adjusted basis excluding $541 in share-based compensation expense.
(10)	$0 on an adjusted basis excluding $756 related to an acquisition-related in-process research and development charge.
(11)	$95,146 on an adjusted basis excluding the adjustments described in items (7) – (10) above.
(12)	$32,006 on an adjusted basis excluding the tax impact of the adjustments described in items (7) – (9) above.
(13)	$64,990 and $2.07 per share, respectively, on an adjusted basis excluding the adjustments (net of related tax effects) described in items (7) – (9) above.

VARIAN, INC. AND SUBSIDIARY COMPANIES

UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEET

(In thousands, except par value amounts)

	September 28, 2007	September 29, 2006
ASSETS

Current assets
Cash and cash equivalents	$196,396	$154,155
Accounts receivable, net	187,429	177,037
Inventories	140,533	133,662
Deferred taxes	38,068	33,235
Prepaid expenses and other current assets	17,332	15,728

Total current assets	579,758	513,817

Property, plant and equipment, net	110,792	112,528
Goodwill	193,760	181,563
Intangible assets, net	31,572	39,143
Other assets	20,951	14,543

Total assets	$936,833	$861,594

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities
Current portion of long-term debt	$6,250	$2,500
Accounts payable	72,588	73,138
Deferred profit	13,641	13,796
Accrued liabilities	159,109	169,063

Total current liabilities	251,588	258,497

Long-term debt	18,750	25,000
Deferred taxes	4,050	3,721
Other liabilities	44,358	22,336

Total liabilities	318,746	309,554

Stockholders’ equity
Preferred stock—par value $0.01, authorized—1,000 shares; issued—none	—	—
Common stock—par value $0.01, authorized—99,000 shares; issued and outstanding—30,345 shares at September 28, 2007 and 30,870 shares at September 29, 2006	351,330	319,090
Retained earnings	199,471	204,182
Accumulated other comprehensive income	67,286	28,768

Total stockholders’ equity	618,087	552,040

Total liabilities and stockholders’ equity	$936,833	$861,594

VARIAN, INC. AND SUBSIDIARY COMPANIES

UNAUDITED CONDENSED CONSOLIDATED STATEMENT OF CASH FLOWS

(In thousands)

	Fiscal Quarter Ended		Fiscal Year Ended
	Sept. 28, 2007	Sept. 29, 2006	Sept. 28, 2007	Sept. 29, 2006
Cash flows from operating activities
Net earnings	$17,428	$14,677	$63,616	$50,069
Adjustments to reconcile net earnings to net cash provided by operating activities:
Depreciation and amortization	8,085	7,663	29,248	27,470
(Gain) loss on disposition of property, plant and equipment	(256)	(9)	(452)	92
Purchased in-process research and development	—	—	—	756
Share-based compensation expense	2,056	2,480	9,946	8,712
Tax benefit from share-based plans	1,605	2,302	9,563	8,245
Excess tax benefit from share-based plans	(2,020)	(2,060)	(9,090)	(7,700)
Deferred taxes	(6,675)	(8,737)	(9,365)	(12,823)
Changes in assets and liabilities, excluding effects of acquisitions:
Accounts receivable, net	(1,171)	(11,204)	1,074	(13,449)
Inventories	10,103	9,854	400	(7,256)
Prepaid expenses and other current assets	49	(31)	(387)	5,234
Other assets	(3,898)	292	(4,110)	415
Accounts payable	1,755	10,097	(4,733)	10,004
Deferred profit	3,093	1,767	(176)	1,504
Accrued liabilities	(1,771)	16,860	(1,499)	6,046
Other liabilities	12,209	1,129	15,822	2,019

Net cash provided by operating activities	40,592	45,080	99,857	79,338

Cash flows from investing activities
Proceeds from sale of property, plant and equipment	1,773	147	4,966	797
Purchase of property, plant and equipment	(8,517)	(4,369)	(19,396)	(20,295)
Purchase of businesses, net of cash acquired	(2,049)	(2,939)	(7,115)	(72,854)
Private company equity investments	(3,000)	(652)	(3,000)	(652)

Net cash used in investing activities	(11,793)	(7,813)	(24,545)	(93,004)

Cash flows from financing activities
Repayments of debt	—	—	(2,500)	(2,500)
Repurchase of common stock	(17,117)	(13,922)	(86,699)	(63,055)
Issuance of common stock	5,149	6,728	31,897	34,060
Excess tax benefit from share-based plans	2,020	2,060	9,090	7,700
Transfers to Varian Medical Systems, Inc.	(265)	(143)	(646)	(649)

Net cash used in financing activities	(10,213)	(5,277)	(48,858)	(24,444)

Effects of exchange rate changes on cash and cash equivalents	6,470	(2,550)	15,787	3,771

Net increase (decrease) in cash and cash equivalents	25,056	29,440	42,241	(34,339)
Cash and cash equivalents at beginning of period	171,340	124,715	154,155	188,494

Cash and cash equivalents at end of period	$196,396	$154,155	$196,396	$154,155

VARIAN, INC. AND SUBSIDIARY COMPANIES

RECONCILIATION OF GAAP TO ADJUSTED RESULTS - ACTUAL

UNAUDITED RESULTS OF OPERATIONS

(In thousands)

Fourth Quarter FY 2007 and Fourth Quarter FY 2006

and

Full Year FY 2007 and Full Year FY 2006

	Fiscal Quarter Ended		Fiscal Year Ended
	Sept. 28, 2007	Sept. 29, 2006	Sept. 28, 2007	Sept. 29, 2006
TOTAL COMPANY
Cost of Sales
U.S. GAAP as reported	$137,271	$118,671	$505,121	$460,356
Adjustments:
Share-based compensation expense	(106)	(149)	(420)	(448)
Acquisition-related intangible amortization	(1,368)	(1,420)	(5,299)	(5,061)
Acquisition-related inventory write-up amortization	(835)	(400)	(1,290)	(4,298)
Restructuring and other related costs	(472)	—	(1,172)	—

As adjusted	$134,490	$116,702	$496,940	$450,549

Selling, General and Administrative
U.S. GAAP as reported	$66,932	$63,004	$257,754	$241,049
Adjustments:
Share-based compensation expense	(1,744)	(2,193)	(8,893)	(7,723)
Acquisition-related intangible amortization	(548)	(869)	(2,630)	(3,285)
Restructuring and other related costs	(307)	33	(2,405)	(220)

As adjusted	$64,333	$59,975	$243,826	$229,821

Research and Development
U.S. GAAP as reported	$16,577	$15,612	$65,169	$59,730
Adjustments:
Share-based compensation expense	(125)	(138)	(505)	(541)
Restructuring and other related costs	(480)	—	(767)	—

As adjusted	$15,972	$15,474	$63,897	$59,189

Purchased In-Process Research and Development
U.S. GAAP as reported	$—	$—	$—	$756
Adjustments:
Acquisition-related in-process research and development charges	—	—	—	(756)

As adjusted	$—	$—	$—	$—

VARIAN, INC. AND SUBSIDIARY COMPANIES

RECONCILIATION OF GAAP TO ADJUSTED RESULTS - ACTUAL

UNAUDITED RESULTS OF OPERATIONS

(In thousands, except margin data)

Fourth Quarter FY 2007 and Fourth Quarter FY 2006

and

Full Year FY 2007 and Full Year FY 2006

	Fiscal Quarter Ended		Fiscal Year Ended
	Sept. 28, 2007	Sept. 29, 2006	Sept. 28, 2007	Sept. 29, 2006
TOTAL COMPANY (Continued)
Operating Earnings
U.S. GAAP as reported	$24,855	$22,310	$92,554	$72,814
Adjustments:
Share-based compensation expense	1,975	2,480	9,818	8,712
Acquisition-related in-process research and development charges	—	—	—	756
Acquisition-related intangible amortization	1,916	2,289	7,929	8,346
Acquisition-related inventory write-up amortization	835	400	1,290	4,298
Restructuring and other related costs	1,259	(33)	4,344	220

As adjusted	$30,840	$27,446	$115,935	$95,146

Operating Margins
U.S. GAAP as reported	10.1%	10.2%	10.1%	8.7%
Adjustments:
Share-based compensation expense	0.8	1.1	1.1	1.0
Acquisition-related in-process research and development charges	—	—	—	0.1
Acquisition-related intangible amortization	0.9	1.0	0.8	1.1
Acquisition-related inventory write-up amortization	0.3	0.2	0.1	0.5
Restructuring and other related costs	0.5	—	0.5	—

As adjusted	12.6%	12.5%	12.6%	11.4%

Income Tax Expense
U.S. GAAP as reported	$8,886	$8,256	$33,212	$24,595
Tax impact of adjustments:
Share-based compensation expense	710	939	3,573	3,172
Acquisition-related intangible amortization	604	615	2,682	2,750
Acquisition-related inventory write-up amortization	298	107	455	1,416
Restructuring and other related costs	590	(9)	1,670	73

As adjusted	$11,088	$9,908	$41,592	$32,006

VARIAN, INC. AND SUBSIDIARY COMPANIES

RECONCILIATION OF GAAP TO ADJUSTED RESULTS - ACTUAL

UNAUDITED RESULTS OF OPERATIONS

(In thousands, except per share data)

Fourth Quarter FY 2007 and Fourth Quarter FY 2006

and

Full Year FY 2007 and Full Year FY 2006

	Fiscal Quarter Ended		Fiscal Year Ended
	Sept. 28, 2007	Sept 29, 2006	Sept. 28, 2007	Sept. 29, 2006
TOTAL COMPANY (Continued)
Net Earnings
U.S. GAAP as reported	$17,428	$14,677	$63,616	$50,069
Adjustments:
Share-based compensation expense	1,265	1,541	6,245	5,540
Acquisition-related in-process research and development charges	—	—	—	756
Acquisition-related intangible amortization	1,312	1,674	5,247	5,596
Acquisition-related inventory write-up amortization	537	293	835	2,882
Restructuring and other related costs	669	(24)	2,674	147

As adjusted	$21,211	$18,161	$78,617	$64,990

Diluted Earnings Per Share
U.S. GAAP as reported	$0.56	$0.47	$2.05	$1.59
Adjustments:
Share-based compensation expense	0.04	0.05	0.20	0.18
Acquisition-related in-process research and development charges	—	—	—	0.02
Acquisition-related intangible amortization	0.05	0.05	0.17	0.18
Acquisition-related inventory write-up amortization	0.02	0.01	0.03	0.09
Restructuring and other related costs	0.02	—	0.09	0.01

As adjusted	$0.69	$0.58	$2.54	$2.07

Free Cash Flow
U.S. GAAP as reported - Net cash provided by operating activities	$40,592	$45,080	$99,857	$79,338
Adjustments:
Proceeds from sale of property, plant and equipment	1,773	147	4,966	797
Purchase of property, plant and equipment	(8,517)	(4,369)	(19,396)	(20,295)

As adjusted - Free Cash Flow	$33,848	$40,858	$85,427	$59,840

VARIAN, INC. AND SUBSIDIARY COMPANIES

RECONCILIATION OF GAAP TO ADJUSTED RESULTS - ACTUAL

UNAUDITED RESULTS OF OPERATIONS

(In thousands, except margin data)

Fourth Quarter FY 2007 and Fourth Quarter FY 2006

and

Full Year FY 2007 and Full Year FY 2006

	Fiscal Quarter Ended		Fiscal Year Ended
	Sept. 28, 2007	Sept. 29, 2006	Sept. 28, 2007	Sept. 29, 2006
TOTAL COMPANY EXCLUDING GENERAL (UNALLOCATED) CORPORATE COSTS
Operating Earnings
U.S. GAAP as reported	$29,526	$26,169	$111,441	$89,395
Adjustments:
Share-based compensation expense	923	1,203	4,461	4,562
Acquisition-related in-process research and development charges	—	—	—	756
Acquisition-related intangible amortization	1,916	2,289	7,929	8,346
Acquisition-related inventory write-up amortization	835	400	1,290	4,298
Restructuring and other related costs	1,259	(33)	4,344	232

As adjusted	$34,459	$30,028	$129,465	$107,589

Operating Margins
U.S. GAAP as reported	12.0%	11.9%	12.1%	10.7%
Adjustments:
Share-based compensation expense	0.4	0.5	0.5	0.5
Acquisition-related in-process research and development charges	—	—	—	0.1
Acquisition-related intangible amortization	0.8	1.1	0.9	1.1
Acquisition-related inventory write-up amortization	0.3	0.2	0.1	0.5
Restructuring and other related costs	0.5	—	0.5	—

As adjusted	14.0%	13.7%	14.1%	12.9%

VARIAN, INC. AND SUBSIDIARY COMPANIES

RECONCILIATION OF GAAP TO ADJUSTED RESULTS - ACTUAL

UNAUDITED RESULTS OF OPERATIONS

(In thousands, except margin data)

Fourth Quarter FY 2007 and Fourth Quarter FY 2006

and

Full Year FY 2007 and Full Year FY 2006

	Fiscal Quarter Ended		Fiscal Year Ended
	Sept. 28, 2007	Sept. 29, 2006	Sept. 28, 2007	Sept. 29, 2006
SCIENTIFIC INSTRUMENTS SEGMENT
Operating Earnings
U.S. GAAP as reported	$21,424	$18,901	$79,486	$60,291
Adjustments:
Share-based compensation expense	806	894	3,367	3,451
Acquisition-related in-process research and development charges	—	—	—	756
Acquisition-related intangible amortization	1,916	2,289	7,929	8,346
Acquisition-related inventory write-up amortization	835	400	1,290	4,298
Restructuring and other related costs	1,259	(33)	4,344	232

As adjusted	$26,240	$22,451	$96,416	$77,374

Operating Margins
U.S. GAAP as reported	10.3%	10.3%	10.4%	8.8%
Adjustments:
Share-based compensation expense	0.4	0.5	0.4	0.5
Acquisition-related in-process research and development charges	—	—	—	0.1
Acquisition-related intangible amortization	1.0	1.3	1.1	1.3
Acquisition-related inventory write-up amortization	0.4	0.2	0.2	0.6
Restructuring and other related costs	0.6	—	0.6	—

As adjusted	12.7%	12.3%	12.7%	11.3%

VACUUM TECHNOLOGIES SEGMENT
Operating Earnings
U.S. GAAP as reported	$8,102	$7,268	$31,955	$29,104
Adjustments:
Share-based compensation expense	117	309	1,094	1,111

As adjusted	$8,219	$7,577	$33,049	$30,215

Operating Margins
U.S. GAAP as reported	21.1%	19.9%	20.1%	19.6%
Adjustments:
Share-based compensation expense	0.3	0.8	0.7	0.7

As adjusted	21.4%	20.7%	20.8%	20.3%

GENERAL (UNALLOCATED) CORPORATE
Operating Earnings
U.S. GAAP as reported	$(4,671)	$(3,859)	$(18,887)	$(16,581)
Adjustments:
Share-based compensation expense	1,052	1,277	5,357	4,150
Restructuring and other related costs	—	—	—	(12)

As adjusted	$(3,619)	$(2,582)	$(13,530)	$(12,443)

VARIAN, INC. AND SUBSIDIARY COMPANIES

RECONCILIATION OF GAAP TO ADJUSTED RESULTS - PROJECTED

RESULTS OF OPERATIONS

Fiscal Year Ending October 3, 2008

Range of Projected Results
TOTAL COMPANY
Projected Diluted Earnings Per Share
Projected U.S. GAAP	$2.29 - $2.47
Adjustments:
Projected share-based compensation expense	$0.21
Projected restructuring and other related costs	$0.11 - $0.20
Projected acquisition-related intangible amortization	$0.16
Projected acquisition-related inventory write-up amortization	$0.01

Projected as adjusted	$2.84 - $2.98